                                                                    EXHIBIT 10.1

                           AMENDMENT TO LOAN DOCUMENTS

     THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made as of January
23, 2006, by and between MEDIA SCIENCES, INC., a New Jersey corporation, and
CADAPULT GRAPHIC SYSTEMS, INC., a New Jersey corporation (collectively, the
"Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                   BACKGROUND

     A. The Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank's name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment
(collectively as amended from time to time, the "Loan Documents") which evidence or secure some or all of the Borrower's obligations to the Bank for one or more loans or other extensions of credit (the "Obligations").

     B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This
Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

     2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of
Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this
Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

     3. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the
Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower's existing and future Obligations to the Bank, as modified by this Amendment.

                                      -1-

     4. As a condition precedent to the effectiveness of this Amendment, the
Borrower shall comply with the terms and conditions (if any) specified in
Exhibit A.

     5. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     6. This Amendment will be binding upon and inure to the benefit of the
Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

     7. This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated in the Loan
Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the
State where the Bank's office indicated in the Loan Documents is located, excluding its conflict of laws rules.

     8. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND
CONFIRMS THE CONFESSION OF JUDGMENT (IF APPLICABLE) AND WAIVER OF JURY TRIAL
PROVISIONS CONTAINED IN THE LOAN DOCUMENTS.

      WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS / ATTEST:                           Media Sciences, Inc.

/s/ Denise Hawkins                          By: /s/ Michael W. Levin
------------------------------                 --------------------------------
                                                                         (SEAL)
Denise Hawkins,                             Michael W. Levin, President
Secretary

                                      -2-

WITNESS / ATTEST:                           Cadapult Graphic Systems, Inc.

/s/ Denise Hawkins                          By: /s/ Michael W. Levin
------------------------------                 --------------------------------
                                                                         (SEAL)
Denise Hawkins,                             Michael W. Levin, President
Secretary
Secretary

                                            PNC BANK,NATIONAL ASSOCIATION

                                            By: /s/ George Beyjoun
                                               --------------------------------
                                                                         (SEAL)
                                            Print Name: George Beyjoun

                                            Title: Vice President

                                      -3-

                                  EXHIBIT A TO
                           AMENDMENT TO LOAN DOCUMENTS
                          DATED AS OF January 23, 2006
A.   The "Loan Documents" that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

     1.   Closing Statement dated December 16, 2004 of Media Sciences, Inc. and
          Cadapult Graphic Systems, Inc.

     2.   Loan Agreement dated December 16, 2004 of Media Sciences, Inc. and
          Cadapult Graphic Systems, Inc. (the "Loan Agreement")

     3.   Line of Credit Note dated December 16, 2004 in the principal amount of
          $3,000,000.00 of Media Sciences, Inc. and Cadapult Graphic Systems,
          Inc.

     4.   Security Agreement dated December 16, 2004 of Media Sciences, Inc.

     5.   Security Agreement dated December 16, 2004 of Cadapult Graphic
          Systems, Inc.

     6.   Security Agreement dated December 16, 2004 of Media Sciences
          International, Inc.

     7.   Financing Statements delivered as of December 16, 2004 of Media
          Sciences, Inc., Cadapult Graphic Systems, Inc., and Media Sciences
          International, Inc.

     8.   Guaranty and Surety Agreement dated December 16, 2004 of Media
          Sciences International, Inc. 9. Amendment to Loan Documents dated
          March 28, 2005.

     10.  Term Loan Note dated March 28, 2005 in the principal amount of
          $500,000.00 of Media Sciences, Inc. and Cadapult Graphic Systems, Inc.

     11.  All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.   The Loan Agreement is hereby amended as follows:

     1. 4.2/4.3 Financial Statements. The Financial Reporting Requirements
     section in the Loan Agreement is hereby amended by amending and restating same in its entirety as follows:

     "The Bank shall be provided with the following financial information:

               (a)  Quarterly unaudited consolidated financial statements of
                    Media Sciences International, Inc. within 45 days of quarter end.

               (b)  Annual audited consolidated financial statements of Media
                    Sciences International, Inc. within 120 days of year end.

                                      -4-

               (c)  Accounts receivable agings of each Borrower, and accounts payable agings of each Borrower, in form acceptable to the
                    Bank, within 45 days of the end of each quarter.

               (d)  Management prepared inventory report of each Borrower, in form acceptable to the Bank, within 45 days of the end of
                    each quarter.

               (e)  Management prepared warranty activity report of each
                    Borrower, in form acceptable to the Bank, within 45 days of the end of each quarter.

               (f)  Certification by Michael Levin, attached to a true and complete copy of each annual and quarterly report filed with the Securities and Exchange Commission, that states that he has reviewed and signed such report, within 45 days of
                    filing.

               (g)  The Bank shall have the right to conduct an annual field exam of the Borrower's and Media Sciences International,
                    Inc.'s books and records and operations, including but not limited to accounts receivable and inventory reports. The
                    related expenses shall be for the account of the Bank unless there has been an Event of Default, in which case all such expenses shall be for the account of the Borrower."

     2. Financial Covenants. The Financial Covenants section in the Loan
     Agreement is hereby amended by amending and restating same in its entirety as follows:

               "(a) Media Sciences International, Inc. will maintain as of the end of each fiscal quarter a ratio of Funded Debt to EBITDA of not more than 2.50 to 1.00. Measured on a rolling four
                    quarter basis commencing with quarter ending 6/30/05.

               (b)  Media Sciences International, Inc. will maintain as of the end of each fiscal quarter a ratio of EBITDA to Fixed Charge
                    ("EBITDA to Fixed Charge") of more than 1.00 to 1.00.
                    Measured on a rolling four quarter basis commencing with
                    quarter ending 6/30/06. (Measurement will be on a six month basis for quarter ending 12/31/05 and a nine month basis for quarter ending 3/30/06).

               As used herein:

               "Current Maturities" means the scheduled payments of principal on all indebtedness for borrowed money having an original term of more than one year (including but not limited to amortization of capitalized lease obligations), as shown on the Guarantor's financial statements as of one year prior to the date of
               determination.

               "EBITDA" means net income plus interest expense plus income tax expense plus depreciation plus amortization.

                                      -5-

               "EBITDA to Fixed Charge" means (i) EBITDA minus Unfunded Capital
               Expenditures divided by (ii) cash taxes plus CPLTD and interest expense.

               "Funded Debt" means all borrowed debt including senior borrowed debt and subordinated debt.

               "Tangible Net Worth" means stockholder's equity in the Guarantor less any advances to affiliated parties less all items properly classified as intangibles, in accordance with GAAP.

               "Unfunded Capital Expenditures" Represents the difference between actual capital expenditures and term financing, the proceeds of which were used to purchase such capital expenditures. In effect, this represents capital expenditures which were purchased with operating cash flow.

C. Concurrently with the execution and delivery of this Amendment, Media
Sciences, Inc. shall execute and deliver to the Bank an amended and restated
committed line of credit note (the"Restated Note"), evidencing the line of credit in the principal amount of $3,000,000.00 in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Note, the original committed line of credit note of Media Sciences, Inc. and Cadapult
Graphic Systems, Inc. in the principal amount of $3,000,000.00 shall be canceled and returned to the Borrower; the loan and all accrued and unpaid interest on the original committed line of credit note in the principal amount of
$3,000,000.00 shall thereafter be evidenced by the Restated Note; and all references to the "Note" evidencing the Loan in any documents relating thereto shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall not constitute a novation and shall in no way extinguish the Borrower's unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the original committed line of credit note in the principal amount of $3,000,000.00. As evidenced by the Restated
Note, Cadapult Graphic Systems, Inc. shall no longer be a co-borrower on the subject credit facility and, as such, will no longer be permitted to request credit thereunder. Cadapult Graphic Systems, Inc. shall hereafter guarantee all obligations of Media Sciences, Inc. on the terms of that certain Guaranty and
Suretyship Agreement of Cadapult Graphic Systems, Inc. of even date herewith including, without limitation, the obligations under the Restated Note. The line of credit evidenced by the Restated Note will include an investment and borrowing sweep feature on the terms and conditions of a Working Cash(R), Line of Credit, Investment Sweep Rider (the "Sweep Rider") to be executed and delivered by the Borrower to the Bank in form and substance satisfactory to the
Bank, the terms of which are hereby incorporated in the Loan Agreement by reference. The Sweep Rider will remain in effect until such time (if any) as it is terminated in accordance with its terms.

D.   Conditions to Effectiveness of Amendment: The Bank's willingness to agree to the amendments set forth in this Amendment are subject to the prior satisfaction of the following conditions:

     1.   Delivery of this Amendment properly executed by all parties.

     2.   Delivery of the Restated Note.

     3.   Delivery of the Sweep Rider.

                                      -6-

     4.   Delivery of the Guaranty and Suretyship Agreement of Cadapult Graphic
          Systems, Inc.

     5.   Delivery of Resolutions For Extensions of Credit and Incumbency
          Certificate(3).

     6.   Payment of fee of Bank's counsel for document preparation.

                      CONSENT OF GUARANTOR/PLEDGOR/CREDITOR

     Each of the undersigned (jointly and severally if more than one, the
"Party") consents to the provisions of the foregoing Amendment (the "Amendment")
and all prior amendments (if any) and confirms and agrees that: (a) the Party's obligations under its Guaranty and Suretyship Agreement, dated December 16, 2004
(collectively the "Loan Documents"), relating to the Obligations mentioned in the Amendment, shall be unimpaired by the Amendment; (b) the Party has no defenses, set offs, counterclaims, discounts or charges of any kind against the
Bank, its officers, directors, employees, agents or attorneys with respect to the Loan Documents; and (c) all of the terms, conditions and covenants in the
Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the
Amendment. The Party certifies that all representations and warranties made in the Loan Documents are true and correct.

     The Party hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Party or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the Party's existing and future
Obligations to the Bank, as modified by this Amendment.

     The Party ratifies and confirms the indemnification, confession of judgment
(if applicable) and waiver of jury trial provisions contained in the Loan
Documents.

     WITNESS the due execution of this Consent as a document under seal as of the date of this Amendment, intending to be legally bound hereby.

WITNESS / ATTEST:                           Media Sciences International, Inc.

/s/ Denise Hawkins                          By: /s/ Michael W. Levin
----------------------------                   -------------------------------
                                                                        (SEAL)
Print Name: Denise Hawkins                   Name: Michael W. Levin

      Title:Secretary                              Title: President

                                      -7-